EXHIBIT 99.1

                         FORM 3 JOINT FILER INFORMATION

Name:                         Eric Lachance

Address:                      c/o Caisse de depot et placement du Quebec
                              1000 Place Jean-Paul-Riopelle
                                Montreal, Quebec
                              Canada    H2Z 2B3

Designated Filer:             Caisse de depot et placement du Quebec

Issuer and Ticker Symbol:     Dolan Media Company        DM

Date of Event                 8/1/2007
Requiring Statement:


/s/ Eric Lachance
------------------------------
Eric Lachance



Name:                         Dave Brochet

Address:                      c/o Caisse de depot et placement du Quebec
                              1000 Place Jean-Paul-Riopelle
                                Montreal, Quebec
                              Canada    H2Z 2B3

Designated Filer:             Caisse de depot et placement du Quebec

Issuer and Ticker Symbol:     Dolan Media Company        DM

Date of Event                 8/1/2007
Requiring Statement:



/s/ Dave Brochet
------------------------------
Dave Brochet